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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  April 8, 1998


                             Intercell Corporation
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               (Exact Name of Registrant as Specified in Charter)




    Colorado                        0-14306                       84-0928627
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    (State of                     (Commission                  (IRS Employer
  incorporation)                  File Number)               Identification No.)



                      370 Seventeenth Street, Suite 3290
                            Denver, Colorado  80202
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             (Address of Principal Executive Offices)  (Zip Code)


      Registrant's telephone number, including area code: (303) 592-1010

                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

 (a)

   (i) On April 8, 1998 the Registrant dismissed KPMG Peat Marwick, L.L.P. ("KPMG") as its independent auditor, and engaged Gelfond Hochstadt Pangburn & Co., ("Gelfond") as its new principal independent accountant effective, April 8, 1998.

   (ii) There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either of the Registrant's past two (2) years except, that the former principal independent accountant's report on the consolidated financial statements of Intercell Corporation and subsidiaries as of and for the years ended September 30, 1997 and 1996, contained a separate paragraph stating that "the Company has suffered recurring losses from operations and has a deficiency in working capital, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

   (iii) It is expected that the Board of Directors of the Registrant will approve the dismissal of KPMG and the engagement of Gelfond as its new principal independent accountant effective, as of April 8, 1998.

   (iv) There were no disagreements within the meaning of Item 304 (a)(1)(iv) of Regulation S-K during the Registrant's two (2) most recent fiscal years and the subsequent period up to the date of the engagement of the new principal independent accountant.

   (v) KPMG has advised the Registrant in writing that: "[t]he Company has not developed an adequate financial accounting and reporting infrastructure to properly record non-routine transactions and to effectively consolidate operating entity information. Further, there are very few personnel dedicated to the accounting function and, until recently, the Company had no financial accounting personnel with public company experience. In addition, there is no integrated accounting system, operations at the operating entity level are decentralized and there are no formal common reporting practices and procedures, and there is no formal policy requiring the assessment of accounting rules on strategic decisions."

          KPMG and two of the directors of the Registrant have discussed the subject matter of each such concern, and the Registrant has authorized KPMG to respond fully to the inquiries of Gelfond concerning the subject matter of each such concern.

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  (b)     The Registrant or someone on its behalf has not consulted Gelfond during its two (2) most recent fiscal years, or any subsequent interim period prior to its engagement of Gelfond.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits.

          16.01 Letter dated April 13, 1998 from Registrant's former principal independent accountant.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INTERCELL CORPORATION



Date:  April 14, 1998         By:   /s/  Paul H. Metzinger
                                    ----------------------
                                    Paul H. Metzinger, Chief Executive Officer,
                                    President

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                                LIST OF EXHIBITS

16.01 Letter dated April 13, 1998 from Registrant's former principal independent accountant.

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